                                                                       EXHIBIT 4


    NUMBER                                                          SHARES
---------------                                                 ---------------
W
---------------                                                 ---------------

                            World of Science, Inc.

INCORPORATED UNDER THE LAWS OF                                  COMMON STOCK
   THE STATE OF NEW YORK                                        $.01 PAR VALUE
                                                              CUSIP 981500 10 1

THIS CERTIFIES THAT






is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

World of Science, Inc. transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of New York and to the Certificate of Incorporation and the By-laws of the Corporation as from time to time amended.
        This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
        IN WITNESS WHEREOF, World of Science, Inc. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

                             CERTIFICATE OF STOCK

                     [WORLD OF SCIENCE SEAL APPEARS HERE]


Dated:

/s/ [SIGNATURE APPEARS HERE]                    /s/ [SIGNATURE APPEARS HERE]

          SECRETARY                                         PRESIDENT

                                                        AUTHORIZED SIGNATURE

                                                COUNTERSIGNED AND REGISTERED:
                                      AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                 TRANSFER AGENT AND REGISTRAR
                                      BY

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The Corporation is authorized to issue more than one class or series of stock.
Upon written request the Corporation will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common        UNIF GIFT MIN ACT--     Custodian
                                                           -------------------
TEN ENT   - as tenants by the entireties                   (Cust)      (Minor)
                                                 under Uniform Gifts to Minors
JT TEN    - as Joint tenants with right of
            survivorship and not as tenants      Act
            in common                                -------------------------
                                                              (State)
            Additional abbreviations may also be used though not in the above list.

For value received _______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________________,
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

                                       ----------------------------------------
                                       NOTICE. THE SIGNATURE TO THE ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM). PURSUANT TO
S.E.C. RULE 17Ad-15